Exhibit 99.2 Investcorp Credit Management BDC, Inc. Investor Update Presentation June 30, 2025 LOS ANGELES NEW YORK LONDON BAHRAIN ABU DHABI RIYADH DOHA MUMBAI DELHI BEIJING SINGAPORE TOKYO

Forward-looking Statements and Disclosures Statements included in this presentation may contain “forward-looking statements,” which relate to future performance or financial condition of Investcorp Credit Management BDC, Inc. (“ICMB”). Forward-looking statements are based on estimates, projections, beliefs and assumptions of ICMB’s management at the time of such statements, which change over time, and are not guarantees of future performance or results. Actual results may differ materially from those anticipated in any forward-looking statements as a result of a number of factors, including those described from time to time in filings by ICMB with the Securities and Exchange Commission. Forward-looking statements are made as of the date of this presentation, or as of the prior date referenced in this presentation and are subject to change without notice. ICMB undertakes no duty to update any forward-looking statement made herein except as required by law. This presentation is neither an offer to sell nor a solicitation of an offer to buy ICMB’s securities. An offering is made only by an applicable prospectus. This presentation must be read in conjunction with a prospectus in order to fully understand all of the implications and risks of the offering of securities to which the prospectus relates. A copy of such a prospectus must be made available to you in connection with any offering. The summary descriptions and other information included herein are intended only for informational purposes and convenient reference. The information contained herein is not intended to provide, and should not be relied upon for, accounting, legal or tax advice or investment recommendations. Before making an investment decision with respect to ICMB, investors are advised to carefully review an applicable prospectus to review the risk factors described therein, and to consult with their tax, financial, investment and legal advisors. These materials do not purport to be complete and are qualified in their entirety by reference to the more detailed disclosures contained in an applicable prospectus and ICMB’s related documentation. No representation or warranty, express or implied, is made as to the accuracy or completeness of the information contained herein, and nothing shall be relied upon as a promise or representation as to the future performance of ICMB. 2

Investcorp Credit Management BDC, Inc. - Investment Team INVESTMENT PROFESSIONALS Suhail A. Shaikh Michael C. Mauer Investment Committee Member Investment Committee Member Chief Executive Officer Chairman of the Board of Directors & Chief Investment Officer & Vice Chairman Andrew Muns Branko Krmpotic Timothy Waller Chief Operating Officer Advisor Principal Chief Financial Officer Inv est ment Committee Member Investment Committee Member Investment Committee Member Emily Mason David Rubin Vladimir Munoz Aamer Jooma Associate Director Senior Associate Senior Associate Associate FINANCE PROFESSIONALS Destinie Mack Therese Dyman Vice President Consultant Ian D’Souza Melody Atumah Associate Associate Note: Team members listed above are as of August 6, 2025 and are subject to change. 3

1 Investcorp Credit Management BDC, Inc. - Investment Criteria Use of Proceeds Borrower Focus q Organic Growthq Established companies with a history of positive operating cash flow q Defensible and sustainable business q Acquisitions q Seasoned management team with meaningful equity ownership q Market / Product Expansion q Significant Invested Capital q Investment Partnerships q Refinancings and Recapitalizations q Ability to exert meaningful influence q Exit strategy General Investment Parameters Investment Structures 2 q Revenues: $50MM+q First and Second Lien Loans 2 q EBITDA: $15MM+q Unitranche Loans q Investment Size: $5MM -- $25MMq Mezzanine Loans/Structured Equity q Unsecured Loans q Equity Components 1 We expect our target portfolio companies to exhibit some, or all, or these characteristics at the time of the initial investment, although not all of our portfolio companies will meet these criteria. 2 ICMB may invest in smaller or larger companies if there is an attractive opportunity, especially when there are dislocations in the capital markets, including the high yield and large syndicated loan markets. 4

Investcorp Credit Management BDC, Inc. – Overview as of June 30, 2025 Issuer Investcorp Credit Management BDC, Inc. (NASDAQ: ICMB) Investment Manager CM Investment Partners LLC (“CMIP”) Formation Formed as CM Finance LLC in 2012; IPO in February 2014 Market Capitalization $40.3 million 1 Investment Portfolio $204.1 million Leverage Gross Debt-Equity of 1.77x / Net Debt-Equity of 1.54x 2 20.07% annualized distribution yield (based on declared distributions Distribution Yield after June 30, 2025 of $0.14 per share and price of $2.79 per share as of June 30, 2025) (1) A 1 At Fair Value. Please see Form 10-Q filed with the SEC for details. 2 Not a guarantee of future distribution amounts or yield. 5

Investcorp Credit Management BDC, Inc. – Portfolio Profile as of June 30, 2025 By Industry* 16.00% 14.00% 12.00% 10.00% 8.00% 6.00% 4.00% 2.00% 0.00% UPDATE * Based on Global Industry Classification Standard (“GICS”) By Region By Investment Type Mid-Atlantic, 3.84% Midwest, Senior Secured First Lien Debt 79.23% 11.66% West, 28.40% Senior Secured Second Lien Debt 0.0% Southeast, 13.00% Equity / Warrants / Other 20.77% Southwest, 15.67% Northeast, 27.43% 6 Professional Services Insurance Containers & Packaging IT Services Trading Companies &… Commercial Services &… Diversified Consumer… Food Products Specialty Retail Health Care Providers &… Entertainment Software Household Durables Interactive Media & Services Consumer Staples… Construction & Engineering Hotels, Restaurants &… Automobile Components Electronic Equipment,…

Investcorp Credit Management BDC, Inc. – Portfolio as of June 30, 2025 Quarterly Highlights § ICMB made investments in one new portfolio company and four existing portfolio companies. These investments totaled $19.0 million, at cost. The weighted average yield (at origination) of debt investments made in the quarter was 9.03%. § ICMB fully realized its investments in three portfolio companies during the quarter, totaling $9.5 million in proceeds. The internal rate of return on these investments was 32.82% § During the quarter, ICMB had net advances of $2.9 million on new and existing delayed draw and revolving credit commitments to portfolio companies. § The weighted average yield on debt investments, at fair market value, for the quarter ended June 30, 2025, was 10.57%, compared to 10.95% for the quarter ended March 31, 2025. § Net asset value decreased $0.15 per share to $5.27, compared to $5.42 as of March 31, 2025. Net assets decreased by $2.1 million, or 2.71%, during the quarter ended June 30, 2025 compared to March 31, 2025. Portfolio Results (as of 06/30/25) Portfolio Activity (04/01/25-06/30/25) q Total assets $224.1mm q Total capital invested in existing 1 portfolio companies $19.0mm q Investment portfolio, at fair value $204.1mm q Total proceeds from repayments, 2 q Net assets $76.0mm sales, and amortization $10.2mm q Number of portfolio companies, end of period 43 1 Includes gross advances for delayed draw and revolving credit commitments and PIK interest to existing portfolio companies. 2 Includes gross repayments on existing delayed draw and revolving credit commitments to portfolio companies. 7

Investcorp Credit Management BDC, Inc. Selected Financial Highlights Quarter Ended Quarter Ended Quarter Ended Quarter Ended Quarter Ended June 30, 2024 September 30, 2024 December 31, 2024 March 31, 2025 June 30, 2025 Investment Portfolio at $ 184,569,530 $ 190,142,159 $ 191,616,958 $ 192,447,870 $ 204,130,679 Fair Value Debt at Cost $ 106,220,687 $ 110,891,057 $ 122,041,697 $ 119,713,298 $ 134,384,899 Net Assets $ 75,010,209 $ 79,888,388 $ 77,602,130 $ 78,101,453 $ 75,984,224 Ending Debt to Equity 1.42x 1.39x 1.57x 1.53x 1.77x Ratio Quarter Ended Quarter Ended Quarter Ended Quarter Ended Quarter Ended Per Share Data June 30, 2024 September 30, 2024 December 31, 2024 March 31, 2025 June 30, 2025 Net Asset Value $ 5.21 $ 5.55 $ 5.39 $ 5.42 $ 5.27 per Share Net Investment Income $ 0.09 $ 0.16 $ 0.06 $ 0.05 $ 0.06 before taxes per Share Net Increase/(Decrease) in Net Assets Resulting $ (0.17) $ 0.30 $ (0.04) $ 0.15 $ (0.03) from Operations per Share Dividends Declared 1 $ 0.15 $ 0.12 $ 0.12 $ 0.12 $ 0.12 per Share 1 Includes a quarterly distribution of $0.12 per share and a supplemental distribution of $0.03 per share. 8

icmbinfo@investcorp.com